                                                                 Exhibit 10.135




             SECOND AMENDMENT TO MASTER AMENDMENT TO LOAN DOCUMENTS
                                  AND AGREEMENT

         THIS SECOND AMENDMENT TO MASTER AMENDMENT TO LOAN DOCUMENTS AND AGREEMENT is made and entered into by and between AMSOUTH BANK, successor in interest by merger to First American National Bank (hereinafter referred to as "AmSouth" or as "First American"), ADVOCAT INC., a Delaware corporation (herein referred to as "Advocat"), DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation and wholly-owned subsidiary of Advocat ("DMS"), ADVOCAT FINANCE, INC., a Delaware corporation and wholly-owned subsidiary of DMS ("AFI"), DIVERSICARE LEASING CORP., a Tennessee corporation and wholly-owned subsidiary of AFI ("DLC"), ADVOCAT ANCILLARY SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("AAS"), DIVERSICARE CANADA MANAGEMENT SERVICES CO., INC., a corporation organized under the laws of Canada and wholly-owned subsidiary of DLC ("DCMS"), DIVERSICARE GENERAL PARTNER, INC., a Texas corporation and wholly-owned subsidiary of DLC ("DGP"), FIRST AMERICAN HEALTH CARE, INC., an Alabama corporation and wholly-owned subsidiary of DLC ("FAHC"), DIVERSICARE LEASING CORP. OF ALABAMA, an Alabama corporation and wholly-owned subsidiary of DLC ("DLCA"), ADVOCAT DISTRIBUTION SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("ADS"), DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation and a wholly-owned subsidiary of AFI ("DALS"), DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company formed by DMS and DALS ("DALS-NC"), DIVERSICARE ASSISTED LIVING SERVICES, NC I, LLC, a Delaware limited liability company ("DALS-NC I"), DIVERSICARE ASSISTED LIVING SERVICES, NC II, LLC, a Delaware limited liability company ("DALS-NC II") both of DALS-NC I and DALS-NC II being subsidiary entities of DALS-NC, STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation and wholly-owned subsidiary of DLC ("SHCM"), DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company ("DAO"), DIVERSICARE GOOD SAMARITAN, LLC, a Delaware limited liability company ("DGS"), DIVERSICARE PINEDALE, LLC, a Delaware limited liability company ("DP"), and DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company ("DWH"), each of DAO, DGS, DP and DWH being subsidiary entities of DLC, (Advocat and all of its direct and indirect subsidiaries, as identified hereinabove, being sometimes referred to herein collectively as the "Debtors," whether in their capacity as a Borrower, Guarantor, Pledgor, Subsidiary or otherwise, as defined in the Loan Documents referred to below), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation being one and the same as GMAC-CM Commercial Mortgage Corporation ("GMAC").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of Master Amendment to Loan Documents and Agreement executed on November 8, 2000 and dated as of October 1, 2000 (the Master Amendment to Loan Documents and Agreement, executed by the parties on November 8, 2000 and dated as of October 1, 2000, as amended by that First Amendment to Master Amendment to Loan Documents and Agreement executed by the parties on November 28, 2000 and dated as of October 1, 2000, and as further amended as herein set forth, being herein called the "Master

Amendment"), AmSouth agreed to modify the Indebtedness and the Loan Documents ("Indebtedness" and "Loan Documents" being defined in the Master Amendment); and

         WHEREAS, the Indebtedness and Loan Documents are fully enforceable and are not subject to any defense or counterclaim, or any claim of setoff or recoupment; and

         WHEREAS, the Debtors are presently in default of the Indebtedness and their respective obligations arising under the Loan Documents and Debtors have again represented to AmSouth that because of their financial conditions, they are unable to pay the full amount of their liability for the Indebtedness; and

         WHEREAS, AmSouth has agreed to temporarily forbear from exercising its remedies upon default subject to the terms and conditions herein set forth; and

         WHEREAS, each of the parties acknowledges that it has been represented by counsel in connection with the negotiation and execution of this Agreement, that the same represents an arms-length transaction, and that each of the other parties has acted in good faith in the making of this Agreement; and

         WHEREAS, all terms capitalized herein, but not specially defined herein, are intended to have the meanings ascribed to them in the Loan Documents, unless the context clearly indicates otherwise; and

         WHEREAS, the parties stipulate and agree that the facts recited hereinabove are true and correct; and

         WHEREAS, the parties have agreed to modify the Indebtedness, and Loan Documents, and have otherwise agreed all as more particularly set forth herein.

         NOW, THEREFORE, for and in consideration of the foregoing recitals (all of which are incorporated herein as agreements, representations, warranties or covenants of the Debtor), of the mutual covenants and promises contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby covenant, amend and agree as follows:

         1.   In regard to the Reimbursement Note, the parties agree that:

              (a.) In place of the Reimbursement Note, which is presently in default, Advocat shall execute and deliver to AmSouth a Renewal Reimbursement Promissory Note dated December 15, 2002 payable to AmSouth in the principal amount of $2,619,251.53, and in form and substance required by AmSouth (the "Renewal Reimbursement Note"), which shall have the following terms:

                   (i) A final maturity date of July 11, 2003, with interest accruing thereon prior to the earlier of maturity or default at the rate of seven and one half percent (7.5%). After maturity or default, interest shall accrue at a default rate equal to the lesser of fifteen percent (15%) per annum or the maximum rate allowed by applicable law.

                   (ii) Monthly payments of principal in the amount of $63,333.33 on the date this Note is executed by Borrower and $83,333.33 on the fifteenth (15th) day of each month thereafter beginning on January 15, 2003 until maturity.

                   (iii) Prepayment may be made at any time without premium, and the following shall be mandatory prepayments:

                         (a) Upon the sale of the Carteret Care Nursing Facility
of DALS-NC, or an affiliate entity thereof, located in North Carolina, all net proceeds after payment of normal, customary and good faith expenses of sale, shall be paid upon the indebtedness evidenced by this Reimbursement Promissory Note, pursuant to the existing Deed of Trust and Security Agreement executed by Diversicare Assisted Living Services, NC, LLC, dated November 15, 1999;

                         (b) Upon the sale or sales of any or all of the six (6)
nursing homes located in the counties of Dewitt, Refugio, Goliad, Caldwell and Lampassas, Texas and secured by Deeds of Trust and Security Agreements executed by Diversicare Leasing Corp. to David R. Brewer, Trustee, and AmSouth Bank (the "Texas Deeds of Trust"), all net proceeds after payment of normal, customary and good faith expenses of sale, shall be paid upon the indebtedness evidenced by this Renewal Reimbursement Promissory Note, pursuant to the Texas Deeds of Trust; and

                         (c) All Surplus Cash Flow available to Advocat Inc. or any of the other "Debtors," after making the required payments on the Modified
Revolving Note defined below, the Renewal Promissory Note in the principal amount of $9,412,383.87 dated October 1, 2000, and the Renewal Promissory Note (Overline Facility) in the principal amount of $3,500,000.00 dated October 1, 2000 shall be paid upon the indebtedness evidenced by this Reimbursement Promissory Note until it shall have been paid in full. "Surplus Cash Flow" for purposes of this Section shall be defined as set forth in the Master Amendment.

                         (d) For so long as any indebtedness evidenced by the
Renewal Reimbursement Note shall remain outstanding and unpaid, no cash or funds of the Debtors, or any of them, shall be used to pay dividends on the Preferred Stock, as defined in the Master Amendment or to pay interest on the Subordinated Note, as defined in the Master Amendment.

              (b.) Advocat shall also execute a Capitalized Interest Note dated December 15, 2002 payable to AmSouth in the original principal amount of $202,800.81 (the "Capitalized Interest Note"), which represents the compromised amount of interest that the parties stipulate has accrued to date since the date of maturity, and is presently due and owing, of the Reimbursement Promissory Note, which Capitalized Interest Note shall have the following terms:

                   (i) A final maturity date of July 11, 2003, with interest computed thereon prior to the earlier of maturity or default at the rate of seven and one half percent (7.5%). After maturity or default, interest shall accrue at a default rate equal to the lesser of fifteen percent (15%) per annum or the maximum rate allowed by applicable law. Interest shall be due and payable monthly on the fifteenth (15th) day of each month commencing on January 15, 2003. All principal and unpaid interest shall be payable at maturity.

            (c.) The Renewal Reimbursement Promissory Note (and any and all extensions, modifications, renewals or amendments thereof) shall continue to be
(1) secured by the collateral described or referred to in the Loan Documents, as defined in the Master Amendment, and (2) the breach or occurrence of a default under the Loan Documents, at the option of the Bank, will constitute a default under the Renewal Revolving Promissory Note.

            (d.) The Capitalized Interest Note (and any and all extensions, modifications, renewals or amendments thereof) shall be (1) secured by the collateral described or referred to in the Loan Documents, as defined in the Master Amendment, and (2) the breach or occurrence of a default under the Loan Documents, at the option of the Bank, will constitute a default under the Capitalized Interest Note.

         2. In regard to Letter of Credit numbered 1813094 in favor of Continental Health Properties of Thomasville, LLC in the amount of $200,000.00 (the "Letter of Credit") the parties agree that, absent a default under this Agreement or the Loan Documents, the Letter of Credit shall continue in accordance with its terms, unless earlier terminated pursuant to an agreement of between the account party and beneficiary thereunder. If the Letter of Credit is drawn prior to its termination date, Debtors shall pay to AmSouth monthly payments, the first monthly payment being due thirty (30) days after the draw, in the amount of $33,333.00 plus interest compounded from the date of draw until either (a) payment in full or (b) the earlier of default or July 11, 2003. Provided that there is no default, interest shall be compounded from the date of draw until July 11, 2003, at the rate of seven and one-half percent (7.5%) per annum. After default or July 11, 2003, interest shall accrue at the lesser of fifteen percent (15%) per annum or the maximum rate allowed by applicable law.

         3. In regard to the Working Capital Line, DMS agrees to execute a Reduced and Modified Renewal Revolving Promissory Note dated December 15, 2002 payable to AmSouth (the "Modified Revolving Note") which shall be a replacement of the Current Working Capital Line Note.

            (a) The maximum amount which may be outstanding at any time under the Working Capital Line shall be reduced to $2,500,000.00, subject to the following additional restrictions:

                (i) The maximum amount which may be outstanding at any time under the Working Capital Line shall be further reduced by the outstanding amount of Letter of Credit No. 1813094, which shall continue as an outstanding Letter of Credit after the execution hereof as set forth herein above.

                (ii) Because the maximum amount which may be outstanding at any time under the Working Capital Line has been reduced, the provision set forth in
Section 2 (a) (ii) of the Master Amendment regarding a "Spike Period" is hereby deleted.

                (iii) The definitions set forth in Section 2(a)(iii)(1) and (2) of the Master Amendment remain in full force and effect.

            (b) The Modified Revolving Note shall bear interest from and after December 15, 2002 at the Prime Rate of interest, designated by AmSouth from time to time as such, plus one half of one percent (0.5%) (fifty basis points) per annum, provided that the interest rate shall in no event exceed nine and one half percent (9.5%) per annum until after default or maturity, at which time the default rate of interest set forth in the instruments and documents evidencing the Working Capital Line shall be applicable. Interest shall be payable monthly. All principal and unpaid interest shall be payable at maturity on July 11, 2003. The Modified Revolving Promissory Note (and any and all extensions, modifications, renewals or amendments thereof) shall continue to be (1) secured by the collateral described or referred to in the Loan Documents, as defined in the Master Amendment, and (2) the breach or occurrence of a default under the Loan Documents, at the option of the Bank, will constitute a default under the Renewal Revolving Promissory Note.

            (c) Debtors acknowledge that they are presently in default of the amended financial covenants appearing in Section 2 (c) of the Master Amendment. Debtors also acknowledge that they are presently in default of Section 5.1
(c)(iii) of the Master Credit Security Agreement executed by the parties as of December 27, 1996. Provided that there exists no other default under this Agreement or the Loan Documents, as amended, AmSouth expressly agrees to forbear from exercising its remedies under default of these amended financial covenants but only until July 11, 2003.

         4. In regard to the current NC Bridge Loan Note, which was amended pursuant to First Amendment to Renewal Promissory Note executed by DALS-NC in December, 2000, the parties will execute a Second Amendment to Renewal Promissory Note which shall modify the interest rate applicable prior to default or maturity by reducing it from nine and one half percent (9.5%) to seven and one half percent (7.5%) and by changing the Maturity Date defined therein to July 11, 2003.

         5. In regard to the current Overline Note, as amended by the First Amendment to Renewal Promissory Note (Overline Facility) executed by DMS in December, 2000, the parties will execute a Second Amendment to Renewal Promissory Note (Overline Facility) which shall modify the interest rate applicable prior to default or maturity by reducing it from nine and one half percent (9.5%) to seven and one half percent (7.5%) and by changing the Maturity Date defined therein to July 11, 2003.

         6. Debtors shall, in good faith, make reasonable efforts to obtain the written consent to this Agreement and the transactions contemplated hereby, of GMAC. Debtors expressly acknowledge that failure of GMAC to consent in writing to this Agreement will not result in a waiver of any of the Debtors' obligations hereunder. Debtors shall also procure the written consent of Omega to this Agreement and the transactions contemplated herein, if such consent is reasonably required by AmSouth in the future.

         7. All indebtedness and obligations now or hereafter owing to AmSouth by Advocat, DMS, DALS-NC, or any other of the Debtors, or any combination thereof, including but not limited to the Indebtedness, whether evidenced by the Reimbursement Note, the Letters of Credit remaining outstanding, the Working Capital Line, the Overline Facility, the NC Bridge Loan, Renewal Reimbursement Note, the Capital Interest Note, or the Modified Revolving Note shall be guaranteed by all of Debtors and shall continue to be evidenced by the Additional Continuing Guaranty and Suretyship Agreements which shall continue in full force and effect.

         8. A default in any of the Loan Documents, this instrument, any additional instruments and documents executed pursuant hereto, or in any indebtedness or obligation now or hereafter owing by any, some or all of Debtors to AmSouth, shall, at the option of AmSouth, constitute a default in any or all of the Loan Documents or indebtedness now or hereafter owing by any, some or all of the Debtors to AmSouth, provided that as between AmSouth and GMAC the further provisions of the Intercreditor Agreement shall be applicable.

         9. Advocat shall pay a commitment fee to AmSouth in the total amount of $40,000.00 for the commitment and obligations of AmSouth as expressed herein as follows: Advocat shall pay to AmSouth on February 28, 2002 the sum of $20,000.00, and on April 28, 2002, Advocat shall pay the balance of $20,000.00 to AmSouth.

         10. The Debtors expressly represent that five (5) new affiliate entities, which entities presently have no assets, are in the process of being organized in the State of Delaware and that these new affiliate entities shall be made parties to the Master Amendment and Loan Documents immediately upon formation of said new entities, as required by the terms of the Master Amendment and Loan Documents. The five (5) new affiliate entities are named as follows:
Senior Care Florida Leasing, LLC; Senior Care Cedar Hills, LLC; Senior Care Golfcrest, LLC; Senior Care Golfview, LLC; and Senior Care Southern Pines, LLC, all of which entities will be subsidiaries of DLC.

         11. The Debtors hereby ratify and restate all of the covenants, warranties and representations contained in the Loan Agreement, as amended, and the Master Amendment, as amended, as of the date hereof, and each hereby acknowledges and confirms that the terms and conditions of the Loan Agreement, as amended, and the Master Amendment, as amended, remain in full force and effect. In addition, the Debtors expressly agree that they shall provide AmSouth with copies of all monthly or other periodic operating, financial or restructuring status reports that are generated by any Debtor for the senior management of any Debtor or any of Debtors' boards of directors when provided to management or the boards of directors. The Debtors shall provide AmSouth with weekly written reports, unless AmSouth, in its sole discretion has approved a verbal report regarding the following: (i) negotiations or discussions regarding the sale of any Debtor entities or assets owned by any Debtor, (ii) negotiations with other secured creditors of Debtors, and (iii) other information as AmSouth may reasonably request to be included in the weekly report. Debtors shall provide the Lender with (i) monthly borrowing base reports and monthly aging report of accounts receivable and accounts payable, (ii) monthly (within 30 days), quarterly (within 45 days) and annually (within 90 days) consolidated income statements, balance sheets and cash flow statements prepared in conformity with GAAP, inclusive of management's analysis and discussion of operating, and financial results and activities. Debtors shall also provide AmSouth with a monthly compliance certificate evidencing that the Debtors are in compliance with their obligations under this Agreement. AmSouth representatives, accountants, consultants, attorneys or other professionals shall have reasonable access to the premises, upon reasonable advance notice, and books and records of the Debtors for the purpose of (i) inspecting the collateral of the AmSouth and (ii) reviewing and copying such books and records as reasonably determined by AmSouth.

         12. Debtors further covenant and agree that, upon execution of this Agreement, they will cause to be paid all of the fees and expenses incurred by AmSouth, its agents, attorneys, accountants, appraisers, employees and representatives, pursuant to all actions contemplated by the Loan Documents no later than fifteen (15) days after presentment of invoices for such fees and expenses to Debtors by AmSouth. Failure of Debtors to timely pay such invoices shall constitute a default hereunder.

         13. The indebtedness evidenced by the Modified Revolving Note, the Capital Interest Note, the Renewal Reimbursement Note, Overline Facility and NC Bridge Loan, may be prepaid at any time without premium.

         14. The Master Credit and Security Agreement, as amended, and any other Loan Documents affected hereby, are amended to the extent necessary to conform such instruments and documents to the provisions set forth herein.

         15. Debtors hereby acknowledge and stipulate that none of them has any claims or causes of action against AmSouth of any kind whatsoever. Debtors hereby release AmSouth, and AmSouth's officers, directors, employees, representatives, agents, attorneys, accountants and consultants. from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or non-liquidated, disputed or undisputed, known or unknown, which Debtors, or any of them, has or which arises out of any acts or omissions occurring prior to the execution of this Agreement relating in any way to any event, circumstances, action or failure to act from the beginning of time to the execution of this Agreement.

         16. To the extent required by the Loan Documents, as amended, or the Master Amendment, as amended, GMAC has executed this Amendment for purposes of consenting to the terms hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this instrument this ____ day of December, 2002, to be effective December 15, 2002.


                                         AMSOUTH BANK, successor in interest
                                         by merger to First American National
                                         Bank


                                         By: /s/ Tim McCarthy
                                            ----------------------------------
                                            Tim McCarthy, Senior Vice President

                                           DIVERSICARE MANAGEMENT SERVICES CO.,
                                           a Tennessee corporation

                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           ADVOCAT INC., a Delaware corporation


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           DIVERSICARE LEASING CORP.,
                                           a Tennessee corporation


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           ADVOCAT ANCILLARY SERVICES, INC.,
                                           a Tennessee corporation


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           DIVERSICARE CANADA MANAGEMENT
                                           SERVICES CO., INC.,
                                           an Ontario, Canada corporation


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------

                                           DIVERSICARE GENERAL PARTNER, INC.,
                                           a Texas corporation


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           FIRST AMERICAN HEALTH CARE, INC.,
                                           an Alabama corporation


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           ADVOCAT DISTRIBUTION SERVICES, INC.,
                                           a Tennessee corporation


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           ADVOCAT FINANCE, INC.,
                                           a Delaware corporation


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           DIVERSICARE LEASING CORP. OF
                                           ALABAMA, INC., an Alabama corporation


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------

                                           DIVERSICARE ASSISTED LIVING
                                           SERVICES, INC.,
                                           a Tennessee corporation


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           DIVERSICARE ASSISTED LIVING
                                           SERVICES, NC, LLC,
                                           a Tennessee limited liability company


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           DIVERSICARE ASSISTED LIVING
                                           SERVICES NC I, LLC,
                                           a Delaware limited liability company


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           DIVERSICARE ASSISTED LIVING
                                           SERVICES NC II, LLC,
                                           a Delaware limited liability company



                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           STERLING HEALTH CARE
                                           MANAGEMENT, INC.,
                                           a Kentucky corporation


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------

                                           DIVERSICARE AFTON OAKS, LLC,
                                           a Delaware limited liability company


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           DIVERSICARE GOOD SAMARITAN, LLC,
                                           a Delaware limited liability company


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           DIVERSICARE PINEDALE, LLC,
                                           a Delaware limited liability company


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------



                                           DIVERSICARE WINDSOR HOUSE, LLC,
                                           a Delaware limited liability company


                                           By: /s/ William R. Council, III
                                              ----------------------------------
                                              Name: William R. Council, III
                                                   -----------------------------
                                              Title: CEO & President
                                                    ----------------------------


                                           GMAC COMMERCIAL MORTGAGE CORPORATION,
                                           a California corporation

                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------